SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒                             Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Ivy High Income Opportunities Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary proxy materials.

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IVY HIGH INCOME OPPORTUNITIES FUND (NYSE: IVH)

6300 Lamar Avenue

Overland Park, Kansas 66202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on August 31, 2020

Notice is hereby given to the shareholders of Ivy High Income Opportunities Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held online via audio teleconference on August 31, 2020 at 10:00 A.M. (Central Daylight Time). The Annual Meeting is being held for the following purposes:

1.

To elect the Trustee nominees named in the accompanying proxy statement: James D. Gressett, Joseph Harroz, Jr., and Glendon E. Johnson, Jr. for Class I to hold office until the Fund’s 2023 annual meeting, or until their respective successors are elected and duly qualified.

2.	To vote on a proposal to amend the Fund’s Amended and Restated Declaration of Trust to declassify the Fund’s Board of Trustees.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

The Board of Trustees of the Fund (the “Board”) has approved the Proposal. The Board recommends that you vote FOR your Fund’s nominees (Proposal 1) and FOR the amendment of the Fund’s Declaration of Trust to allow for the declassification of the Board of Trustees (Proposal 2) by filling out and signing the enclosed proxy card and returning it to us in the enclosed postage-paid envelope so that we know how you would like to vote.

These materials discuss the items to be voted on at the Annual Meeting, and contain the Notice of Annual Meeting of Shareholders, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote, your proxy will be voted FOR the election of the Fund’s nominees to the position of Trustee (Proposal 1) and FOR the amendment of the Fund’s Declaration of Trust to declassify the Board of Trustees (Proposal 2).

The Board of Trustees has fixed the close of business on June 29, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Annual Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s) and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Annual Meeting via audio teleconference.

It is important that your shares be voted at the Annual Meeting. You may vote by telephone, Internet or by filling in, signing and dating the enclosed proxy card and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Annual Meeting via teleconference.

By order of the Board of Trustees,

Jennifer K. Dulski

Secretary

Overland Park, Kansas

July 6, 2020

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING VIA TELECONFERENCE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED WHITE PROXY CARD.

If you attend the Annual Meeting via teleconference and wish to vote at that time, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting via teleconference, however, will not revoke a previously given proxy.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Annual Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Annual Meeting telephonically can do so. If you were a record holder of the Fund shares as of June 29, 2020, please email the Fund’s proxy solicitor, Di Costa Partners (DCP) at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Friday, August 28, 2020 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Annual Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of June 29, 2020, and you want to participate in the Annual Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Friday, August 28, 2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of June 29, 2020 from your intermediary. Please be aware that if you wish to vote at the Annual Meeting, you must first obtain a legal proxy from your intermediary reflecting your Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Annual Meeting.

The conference call dial-in number will only be active for the date and time of the Annual Meeting. If you have any questions prior to the Annual Meeting, please call DCP at the phone number provided in the proxy statement.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN THE WHITE PROXY CARD, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

IVY HIGH INCOME OPPORTUNITIES FUND

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 31, 2020

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share, of Ivy High Income Opportunities Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on August 31, 2020, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held via audio teleconference at 10:00 A.M. Central Time.

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact our proxy solicitor, Di Costa Partners (“DCP”), at 833-892-6623.

The Notice of Annual Meeting, the enclosed proxy card and this Proxy Statement (collectively, the “Proxy Materials”) are first being mailed to the Fund’s shareholders on or about July 6, 2020.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Annual Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Annual Meeting telephonically can do so. If you were a record holder of the Fund shares as of June 29, 2020, please email DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Friday, August 28, 2020 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Annual Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of June 29, 2020, and you want to participate in the Annual Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Friday, August 28, 2020 to register. Please include your Fund’s name in the subject line and provide your name, address and proof of ownership as of June 29, 2020 from your intermediary. Please be aware that if you wish to vote at the Annual Meeting, you must first obtain a legal proxy from your intermediary reflecting your Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Annual Meeting.

The conference call dial-in number will only be active for the date and time of the Annual Meeting. If you have any questions prior to the Annual Meeting, please call DCP at the phone number provided above.

If you do not expect to be present at the Annual Meeting and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Annual Meeting in accordance with your instructions. If your proxy is properly executed and returned and no choice is specified on the proxy card(s), your proxy will be voted FOR the election of the Fund’s nominees to the position of Trustee (Proposal 1) and FOR the amendment of the Fund’s Declaration of Trust to declassify the Board of Trustees (Proposal 2). If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Annual Meeting via teleconference and voting. If you revoke a previous proxy, your vote will not be counted unless you attend the Annual Meeting via teleconference and vote, or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Annual Meeting via teleconference and vote your shares or revoke a previous proxy at the Annual Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Annual Meeting and any adjournments thereof. Attendance by a shareholder at the Annual Meeting via teleconference does not, in itself, revoke a proxy.

Shareholders of record or beneficial owners as of the record date may obtain a free copy of the Annual Report for the fiscal year ended September 30, 2019 and the Semi-Annual Report for the period ended March 31, 2020, which have previously been mailed to shareholders, by writing Ivy Client Services at P.O. Box 219722, Kansas City, Missouri 64121-9722 Attn: Investor Services & Support, by calling toll free 1-888-923-3355 or by visiting the Fund’s Internet website at www.ivyinvestments.com.

•	Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What matters will be voted on?

Shareholders of the Fund are being asked to elect James D. Gressett, Joseph Harroz, Jr., and Glendon E. Johnson, Jr. for Class I or until their respective successors are elected and duly qualified (“Proposal 1”). Shareholders of the Fund are also being asked to vote for a proposal to amend the Fund’s Amended and Restated Declaration of Trust (the “Declaration”) to declassify the Fund’s Board of Trustees (“Proposal 2”).

•	Who is asking for my vote?

The enclosed proxy card(s) is solicited by the Board for use at the Annual Meeting to be held on August 31, 2020, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

The Fund has contracted with Di Costa Partners (“DCP”) to assist with solicitation of proxies. The proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or its investment adviser or affiliates, through telephone, facsimile, or other communications.

•	What is the voting requirement for Proposal 1?

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present in person or by proxy. For purposes of this vote on Proposal 1, a vote to withhold your vote (or a direction to a broker or other nominee to do so) is not considered to be a “vote cast” and therefore, will have no effect on the outcome of the Trustee election.

•	What is the voting requirement for Proposal 2?

Approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities of the fund present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the fund.

•	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” each Trustee nominee named in this Proxy Statement (Proposa1 1).

The Board has reviewed the qualifications and backgrounds of the Board’s Trustee nominees and believes that each is experienced in overseeing investment companies or has the background and experience to be able to do so, and is familiar with the Fund, its investment strategies and operations, and its investment adviser. The Board has approved each Trustee nominee named in this Proxy Statement and believes his or her election is in your best interests as shareholders.

The Board unanimously recommends that you vote “FOR” the amendment of the Declaration to declassify the Fund’s Board of Trustees (Proposal 2).

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 29, 2020, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Shareholders on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share held. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be “FOR ALL” the election of the Fund’s nominees to the position of Trustee (Proposal 1) and “FOR” the amendment of the Declaration to declassify the Fund’s Board of Trustees (Proposal 2). If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	Who will bear the costs of proxy solicitation?

The costs of soliciting proxies will be borne by the Fund.

•	How do you vote your Shares?

Whether or not you plan to participate in the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via telephone or the Internet according to the instructions on the proxy card, so your shares will be represented at the Annual Meeting. The control number for telephone and Internet voting is printed on the proxy card, which is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to the Fund, shares are voted in accordance with the proxy card bearing the latest date.

If you participate in the Annual Meeting via teleconference and wish to vote at that time, you will be able to do so. If you intend to participate in the Annual Meeting and you hold your shares through a bank, broker or other custodian, you will be required to establish satisfactory proof of ownership of shares of the Fund to gain admission to the Annual Meeting. You may do so by following the instructions set forth in these Proxy Materials. If you hold your shares in a brokerage account or through a bank or other nominee, you may not be able to vote at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion. If you return a signed proxy card without any voting instructions, your shares will be voted “FOR ALL” of the Fund’s Trustee Nominees and “FOR” the amendment of the Declaration to declassify the Fund’s Board of Trustees.

Shareholders who execute proxy cards via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending the Annual Meeting via teleconference and voting. Merely attending the Annual Meeting via teleconference, however, will not revoke a previously submitted proxy.

•	How many shares of the Fund were outstanding as of the record date?

At the close of business on June 29, 2020, the Fund had [                ] common shares outstanding.

Proposal #1: Election of the Trustees

The rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect James D. Gressett, Joseph Harroz, Jr., and Glendon E. Johnson, Jr. for Class I, or until their respective successors are elected and duly qualified.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustees (1)	Class II Trustees (2)	Class III Trustees (3)
James D. Gressett Joseph Harroz, Jr. Glendon E. Johnson, Jr.	H. Jeffrey Dobbs Henry J. Herrmann Sandra A.J. Lawrence Michael G. Smith Edward M. Tighe	James M. Concannon Frank J. Ross, Jr. Philip J. Sanders

(1)	The Class I Trustees are standing for election at the Annual Meeting to serve until the Fund’s 2023 annual meeting of shareholders.
(2)	It is currently anticipated that the Class II Trustees will next stand for election at the Fund’s 2021 annual meeting of shareholders.
(3)	It is currently anticipated that the Class III Trustees will next stand for election at the Fund’s 2022 annual meeting of shareholders.

The Trustee nominees, if elected at the Annual Meeting, will hold office for a term in accordance with their class or until their respective successors shall have been elected and duly qualified. The current Class II and Class III Trustees of the Fund, as set forth in the table above, will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy card to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of the Fund if elected at the Annual Meeting. If, however, a Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee as the Fund’s Governance Committee may select.

Certain information concerning the Trustees and the officers of the Fund is set forth in the table below. Messrs. Herrmann and Sanders are each an “interested” Trustee (as defined in Section 2(a)(19) of the 1940 Act). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund’s investment adviser, Ivy Investment Management Company (“IICO”), a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), or (iii) a principal underwriter of the Fund and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

Trustees and the Trustee Nominees

The Fund is governed by the Board, which is currently comprised of eleven Trustees as of the Annual Meeting. A majority of the Board are Independent Trustees. The Board elects the officers who are responsible for administering the Fund’s day-to-day operations.    The Fund is part of the Ivy Funds complex (comprised of the Fund, as well as 45 portfolios within the Ivy Funds, 28 portfolios within the Ivy Variable Insurance Portfolios (Ivy VIP) and six portfolios within the InvestEd Portfolios) (the “Fund Complex”).    Each Trustee/Trustee nominee also serves as a Trustee of the other funds in the Fund Complex.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Independent Trustees/Trustee Nominees
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Emeritus Dean and Professor of Law, Washburn University School of Law (1973 to present).	80	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company-Montana and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, WRA Funds (1997-2018); Trustee, Ivy NextShares (2017-2019); Trustee Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen).
H. Jeffrey Dobbs 6300 Lamar Avenue Overland Park, KS 66202 1955	Trustee	2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	80	Director, Valparaiso University (2012 to present); Director, TechAccel LLC (2015 to present) (Tech R&D); Board Member, Kansas City Repertory Theatre (2015 to present); Board Member, Patients Voices, Inc. (technology) (2018 to present); Board Member, Kansas City Campus for Animal Care (2018 to present); Director, National Association of Manufacturers (2010-2015); Director, The Children’s Center (2003-2015); Director, Metropolitan Affairs Coalition (2003-2015); Director, Michigan Roundtable for Diversity and Inclusion (2003-2015); Trustee, Ivy NextShares (2019); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2019 to present) (6 portfolios overseen).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2013	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Partner, 1788 Chicken, LLC (Food Franchise) (2016 to present).	80	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen).
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2013 2013	President, Interim President (2019-2020) Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	80	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, The Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy NextShares (2016-2019); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2013	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996-2019); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	80	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen).
Sandra A.J. Lawrence 6300 Lamar Avenue Overland Park, KS 66202 1957	Trustee	2019	Retired, formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016).	80	Director, Hall Family Foundation (1993 to present); Director, Westar Energy (2004-2018); Trustee, Nelson-Atkins Museum of Art (non-profit) (2007 to present); Director, Turn the Page KC (non-profit) (2012-2016); Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019); Director, National Association of Corporate Directors (non-profit) (2017 to present); Director, American Shared Hospital Services (2017 to present); Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018 to present); Director, Stowers (research) (2018); Trustee, Ivy NextShares (2019); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2019 to present) (6 portfolios overseen).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Frank J. Ross, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1953	Trustee	2017	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	80	Trustee, WRA Funds (1996-2018); Trustee, Ivy NextShares (2017-2019); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen.
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2013	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999)	80	Director, Executive Board, Cox Business School, Southern Methodist University (1998-2019); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares, (2016-2019); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen).
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2013	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	80	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy Funds, (1999 to present) (45 portfolios overseen); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen).

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Interested Trustees
Henry J. Herrmann* 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2013	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (2001-2016).	80	Director, WDR, (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, WRA Funds (1998-2018); Trustee, Ivy NextShares (2016-2019); Trustee, Ivy Funds (1998 to present) (45 portfolios overseen); Trustee, Ivy VIP (1998 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen).
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	Trustee President	2019 2016	CEO, WDR (2016 to present); President, CEO and Chairman, IICO (2016 to present); President, CEO and Chairman, WRIMCO (2016-2018); CIO, WDR (2011-2019); CIO, IICO (2010-2019); CIO, WRIMCO (2010-2018); President of each of the funds in the Fund Complex (2016 to present).	80	Trustee, Ivy NextShares (2019); Trustee, Ivy Funds (2019 to present) (45 portfolios overseen); Trustee, Ivy VIP (2019 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2019 to present) (6 portfolios overseen).

*

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of WDR or its wholly owned subsidiaries, including IICO, the Fund’s investment adviser and his personal ownership of shares of WDR.

**	Mr. Sanders is “interested” by virtue of his position as Chief Executive Officer of IICO and his personal ownership of shares of WDR.

Trustee Qualifications

Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

James M. Concannon. Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

H. Jeffrey Dobbs. Mr. Dobbs has over 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He has also served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Board concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

James D. Gressett. Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett also has been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

Joseph Harroz, Jr. Mr. Harroz serves as the President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

Henry J. Herrmann. Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer to the Fund Complex. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

Glendon E. Johnson, Jr. Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

Sandra A.J. Lawrence. Ms. Lawrence has been a member and chair of the boards of several closely-held corporations and charitable organizations. She also has more than 14 years of experience serving on boards of public companies and has served as a chief financial officer and on investment committees. Ms. Lawrence holds an A.B. from Vassar College, as well as master’s degrees from the Massachusetts Institute of Technology and Harvard Business School. The Board concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frank J. Ross, Jr. Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

Philip J. Sanders. Mr. Sanders has extensive experience in the investment management business as a member of senior management of WDR. He has multiple years of service as an officer of the trusts within the Fund Complex. The Board concluded that Mr. Sanders is suitable to serve as Trustee because of his extensive work experience in the financial services and investment management industry and the length of his service as an officer of the Fund and of the other trusts within the Fund Complex.

Michael G. Smith. Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

Edward M. Tighe. Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Fund and to other trusts within the Fund Complex.

The Board’s Leadership Structure

The Fund is governed by its Board, which currently is comprised of eleven Trustees as of the Annual Meeting. The Board is responsible for the overall management of the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Fund and has delegated to them the management of the day-to-day operations of the Fund, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Board is classified into three classes—Class I, Class II and Class III—with the Trustees in each class to hold office until their successors are elected and duly qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Currently, nine members of the Board are Independent Trustees and two members are interested Trustees. An interested person of the Fund includes any person who is otherwise affiliated with the Fund or a service provider to the Fund, such as IICO, the Fund’s investment adviser. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Fund’s shareholders. However, the Board also believes that having Messrs. Herrmann and Sanders serve on the Board to bring their viewpoints is an important element in the Board’s decision-making process.

Under the Declaration and its Amended and Restated By-Laws (the “Bylaws”), a Trustee may serve as a Trustee until his or her term expires, until he or she dies or resigns, or in the event of bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or his or her removal. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Fund to assist in shareowner communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include setting an agenda for each meeting of the Board; presiding at all meetings of the Board and the Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year (such meetings may not be held in-person depending upon the circumstances related to the Covid-19 pandemic). The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year (likewise, such meetings may not be held in-person depending upon the circumstances related to the Covid-19 pandemic allow), during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s consideration of the Fund’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes four standing committees: the Audit Committee, the Governance Committee, the Investment Oversight Committee and the Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board annually evaluates its structure and composition, as well as the structure and composition of those committees. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.

Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among other things, investment risk, credit risk, discount risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Board, IICO and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons.

Senior officers of the Fund, senior officers of IICO and IICO’s affiliated companies (collectively, “Waddell”), and the Fund’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Fund and reports from Fund management personnel regarding valuation procedures. In addition to regular reports from Waddell, the Board also receives reports regarding other service providers to the Fund, either directly or through Waddell or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from WDR.

Senior officers of the Fund and senior officers of Waddell also report regularly to the Audit Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. Waddell compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Officers of the Fund

The following information relates to the executive officers of the Fund who are not Trustees. Fund officers receive no compensation from the Fund and are also officers or employees of IICO and may receive compensation in such capacities.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed, IICO and Ivy Distributors, Inc. (“IDI”) (2018 to present)
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (2016 to present); President, CEO and Chairman of IICO (2016 to present) and WRIMCO (2016-2018); President of each of the funds in the Fund Complex (2016 to present); CIO of WDR (2011-2019); CIO of IICO (2010-2019) and WRIMCO (2010-2018)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2013 2013 2013	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (2007 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2013 2013	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO (2006 to present) and WRIMCO (2006-2018)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2013	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Vice President of Waddell & Reed and IDI (2010-2016)

*	This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within the Fund Complex (if applicable).

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee. Mr. Harroz is an ex officio member of each committee of the Board. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the Fund’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Fund’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), James M. Concannon, H. Jeffrey Dobbs and James D. Gressett. The report of the Audit Committee is set forth in Appendix A to this Proxy Statement. The Audit Committee Charter was included as an appendix to the 2019 Proxy Statement.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair), Glendon E. Johnson, Jr. and Philip J. Sanders.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Fund, any proposed changes to the Fund’s investment policies, and the Fund’s market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), James M. Concannon, Henry J. Herrmann and Glendon E. Johnson, Jr.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee considers candidates for Trustee recommended by shareholders. Written recommendations with any supporting information should be directed to the Fund’s Secretary. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank Ross, Jr. (Chairman), James D. Gressett, Glendon E. Johnson, Jr. and Sandra A.J. Lawrence. The Governance Committee Charter was included as an appendix to the 2019 Proxy Statement.

During the fiscal year ended September 30, 2019, the Board met five times, the Executive Committee did not meet, the Governance Committee met five times, and the Governance Committee and Investment Oversight Committee each met four times.

During the fiscal year ended September 30, 2019, each Trustee of the Fund attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any Trustee by mail. Correspondence should be addressed to the Board or the Trustees with whom you wish to communicate by either name or title. All such correspondence should be sent to the attention of Jennifer K. Dulski, Secretary of the Fund, 6300 Lamar Avenue, Overland Park, Kansas 66202.

Trustee/Trustee Nominee Beneficial Ownership of Securities

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned by such Trustee in the Fund and in the aggregate of all funds with the Fund Complex as of September 30, 2019. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Independent Trustees/Trustee Nominees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Shares Owned of All Funds in the Fund Complex
James M. Concannon	[$0]	Over $100,000
H. Jeffrey Dobbs	[$0]	None
James D. Gressett	[$0]	Over $100,000
Joseph Harroz, Jr.	[$0]	Over $100,000
Glendon E. Johnson, Jr.	[$0]	Over $100,000
Sandra A.J. Lawrence	[$0]	Over $100,000
Frank J. Ross, Jr.	[$0]	Over $100,000
Michael G. Smith	[$0]	Over $100,000
Edward M. Tighe	[$0]	Over $100,000

Interested Trustees/Trustee Nominees
Henry J. Herrmann	[$0]	Over $100,000
Philip J. Sanders	[$0]	Over $100,000

As of September 30, 2019, none of the Independent Trustees or Trustee nominees or any member of his or her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with IICO.

Trustee Compensation

The fees paid to the Trustees are allocated among the funds within the Fund Complex based on each fund’s relative asset size. During the fiscal year ended September 30, 2019, the Trustees received (or were entitled to receive) the following fees for service as a Trustee of the Fund and each of the other funds within the Fund Complex.

Independent Trustees(1)	Compensation from the Fund			Aggregate Compensation from the Fund Complex(2)
James M. Concannon	[$		]	$284,500
H. Jeffrey Dobbs (4)	[$		]	$106,264
James D. Gressett	[$		]	$300,000
Joseph Harroz, Jr. (3)	[$		]	$388,250
Glendon E. Johnson, Jr.	[$		]	$292,000
Sandra A.J. Lawrence (4)	[$		]	$106,264
Frank J. Ross, Jr.	[$		]	$310,000
Michael G. Smith	[$		]	$292,000
Edward M. Tighe	[$		]	$292,000
Interested Trustees
Henry J. Herrmann		$0		$0
Philip J. Sanders		$0		$0

(1)	The table reflects compensation for the fiscal year ended September 30, 2019.
(2)	No pension or retirement benefits have been accrued as a part of Fund expenses.
(3)	Mr. Harroz receives an additional annual fee of $100,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other trusts within the Fund Complex.
(4)	Mr. Dobbs and Ms. Lawrence were elected as Trustees of the Trust on August 30, 2019.

Of the totals listed in the Aggregate Compensation from the Fund Complex column above, the following amounts have been deferred:

Independent Trustees

James M. Concannon	$145,000
H. Jeffrey Dobbs	0
James D. Gressett	50,000
Joseph Harroz, Jr	39,625
Glendon E. Johnson, Jr	0
Sandra A.J. Lawrence	0
Frank J. Ross, Jr	0
Michael G. Smith	150,000
Edward M. Tighe	142,125

Interested Trustees

Henry J. Herrmann	$0
Philip J. Sanders	0

Mr. Herrmann and Mr. Sanders do not receive compensation from the Fund. The officers, as well as Mr. Herrmann and Mr. Sanders, are paid by IICO or its affiliates.

Required Vote. Provided that a quorum is present at the Annual Meeting, either in person or by proxy, Trustees must be elected by not less than a plurality of the votes cast of the shares entitled to vote thereon. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH TRUSTEE NOMINEE NAMED IN THIS PROXY STATEMENT.

Proposal #2: Declassification of the Board

At the 2019 annual meeting of shareholders (the “2019 Meeting”) of the Fund, a majority of the Fund’s shareholders present in person or by proxy and entitled to vote, representing approximately 30% of the outstanding shares of the Fund as of the record date for the 2019 Meeting, voted to approve a shareholder proposal (the “Declassification Proposal”). The Declassification Proposal recommended that the Board take the steps necessary to eliminate the current structure under which Trustees are elected at successive annual shareholders’ meetings to one of three classes, with each class serving a three-year term, and replace it with a structure by which all of the Trustees are elected at each annual shareholders’ meeting. The Declassification Proposal was submitted by Saba Capital Management, L.P. (“Saba”). The Board opposed the Declassification Proposal for the reasons set forth in its opposition statement (the “Opposition Statement”) included in the proxy statement for the 2019 Meeting and attached as Appendix B to this Proxy Statement. The Declaration contains provisions establishing the Fund’s classified Board structure. Therefore, implementation of the Declassification Proposal requires the amendment of the Declaration. The Declaration requires that an amendment to the classified Board structure must be specifically considered and approved by Fund shareholders.

The Declassification Proposal was phrased as a recommendation to the Board. However, applicable principles of law require that while the Board may take into consideration shareholder approval of the Declassification Proposal, the Board’s fiduciary duty requires that it independently determine whether implementation of the Declassification Proposal is in the best interests of the Fund and its shareholders. Under its fiduciary duty to act in the best interests of the Fund and its shareholders, the Board may not “rubber stamp” its implementation of the Declassification Proposal simply because it was approved by shareholders at the 2019 Meeting, but rather must independently evaluate and recommend action. After consideration and consistent with Delaware law, the Board established an ad hoc committee (the “Ad Hoc Committee”) to consider whether to takes steps to implement the Declassification Proposal.

All three members of the Ad Hoc Committee were “Independent Trustees,” meaning that they are “independent trustees” for purposes of the Delaware Statutory Trust Act, and are also not “interested persons” of the Fund or the Fund’s investment adviser for purposes of the 1940 Act. Two of the three members of the Ad Hoc Committee did not serve on the Board at the time the Declassification Proposal was submitted by Saba for the 2019 Meeting. In addition, none of the members of the Ad Hoc Committee are up for election at the Annual Meeting.

In formulating its recommendation, the Ad Hoc Committee sought to conduct telephonic meetings with the Fund’s significant institutional investors, including Saba, to discuss their view of the Declassification Proposal and to elicit their thoughts as to whether and why the Board should take steps to implement it. The Ad Hoc Committee also conducted a telephonic meeting with Institutional Shareholder Services Inc. (“ISS”), an institutional proxy vote adviser, to discuss ISS’ view of why it generally recommends voting in support of declassification proposals to its clients, and its views on board implementation of recommendation proposals that have been approved by shareholders. ISS and the institutional investors with whom the Ad Hoc Committee met supported Board implementation of the Declassification Proposal.

In making its recommendation to the Board, the Ad Hoc Committee also considered a number of other factors, including: (1) the position adopted by the Board in the Opposition Statement included in the proxy statement for the 2019 Meeting; (2) the breakdown of votes for and against the Declassification Proposal at the 2019 Meeting, including the fact that the Declassification Proposal did not receive the support of a majority of the Fund’s outstanding shares as of the record date for the 2019 Meeting; (3) the board structure of other exchange-listed closed-end funds, many of which have classified boards and others of which have received similar shareholder proposals; and (4) advice and memoranda from counsel to the independent trustees.

After considering all of these factors, the Ad Hoc Committee recommended that the Board take the steps necessary to implement the Declassification Proposal by submitting a proposal to shareholders at the Annual Meeting to declassify the Board by amending the Declaration. The Board considered the Ad Hoc Committee’s recommendation and unanimously voted to recommend that shareholders vote to amend the Declaration to declassify the Fund’s Board of Trustees.

In deciding to present and recommend the approval of Proposal 2, the Board affirmed the validity and appropriateness of the concerns raised in the Opposition Statement. The Board concluded, however, that even with a declassified board structure, it should be possible for the Fund to achieve its investment objective of providing its shareholders with total return through a combination of a high level of current income and capital appreciation, and therefore determined that a declassified Board structure was consistent with the best interests of the Fund’s shareholders.

In addition, at the Ad Hoc Committee’s recommendation, the Board has directed Fund management to consider specific measures designed to increase demand for the Fund’s shares, each of which generally tend to put downward pressure on a closed-end fund’s discount, including the following: (1) an expansion of the Fund’s current share repurchase program; (2) a managed distribution program targeting a specified distribution rate (for example, of the Fund’s NAV or market price), including potential distributions of return of capital; and (3) a tender offer measurement program, in which, if the Fund’s average discount during an annual measurement period exceeds a certain percentage (e.g., 10%), the Fund will conduct a limited tender offer (e.g., between 5% and 15%). The Board noted that additional alternatives developed by Fund management would be welcome.

Required Vote. Approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities of the fund present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy or (b) more than 50% of the outstanding voting securities of the fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 2.

Additional Information

Investment Adviser

IICO serves as the Fund’s investment adviser. IICO is a wholly owned subsidiary of WDR and is located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.

Administrator

Waddell & Reed Services Company, located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200, serves as the Fund’s administrator.

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting for purposes of conducting business at the Annual Meeting. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting.

The Board has fixed the close of business on June 29, 2020 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you participate in the Annual Meeting via teleconference and wish to vote at that time, you will be able to do so. If you intend to participate in the Annual Meeting and you hold your shares through a bank, broker or other custodian, you will be required to establish satisfactory proof of ownership of shares of the Fund to gain admission to the Annual Meeting. You may do so by following the instructions set forth in these Proxy Materials. If you hold your shares in a brokerage account or through a bank or other nominee, you may not be able to vote at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted “FOR ALL” of the Funds’ Trustees.

Shareholders who execute proxy cards via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Discretionary Voting

Broker-dealers that hold the Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the Proposals. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may vote the shares of their customers for certain “routine” matters if no instructions have been received from their customers prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter, and therefore beneficial owners who do not provide voting instructions may have their shares voted by broker-dealer firms in favor of Proposal 1. Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Proposal 2 is not expected to be considered a “routine” matter under the rules of the NYSE. The Fund therefore expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on Proposal 2 on behalf of their customers in the absence of voting instructions from their customers. As a result, the Fund expects to receive “broker non-votes” for Proposal 2 (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee has discretionary voting power on a “routine” matter, such as the election of trustees in Proposal 1). Abstentions and broker non-votes will have the same effect as a vote “against” Proposal 2.

Proxy Solicitation

The Fund has contracted with Di Costa Partners (“DCP”) to assist with solicitation of proxies. The Fund anticipates that the cost of retaining DCP will be up to approximately $9,750, plus reimbursement of reasonable out-of-pocket expenses (which amount is included in the estimate of total expenses below). DCP anticipates that approximately 10 of its employees or other persons will be involved in soliciting shareholders of the Fund.

In addition to solicitation services to be provided by DCP, the Fund’s officers and employees of the Fund’s investment adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the Fund’s independent registered public accounting firm, to audit the accounts of the Fund for the fiscal year ended September 30, 2019. Representatives of Deloitte & Touche are not expected to attend the Annual Meeting. The Fund does not know of any direct or indirect financial interest of Deloitte & Touche in the Fund.

The following table shows the fees billed by Deloitte & Touche for audit and other services provided to the Fund for the fiscal years ended September 30, 2019 and 2018, respectively.

	2019	2018
Audit Fees(1)	$42,500	$39,450
Audit-Related Fees(2)	—	—
Tax Fees(3)	4,590	4,455
All Other Fees(4)	—	—
Total	$47,090	$43,905

(1)

Audit fees category are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. All of the audit services for the fiscal years ended September 30, 2018 and 2019 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.

(2)

Audit-related fees refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above.

(3)	Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning.
(4)

All other fees refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

Audit Committee’s Pre-Approval Policies and Procedures. The Fund’s Audit Committee pre-approves all audit services to be provided by the Fund’s independent registered public accounting firm. The Audit Committee pre-approves all non-audit services to be performed for the Fund by the Fund’s independent registered accounting firm; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the Fund during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

The Audit Committee pre-approves all non-audit services to be performed by the Fund’s independent registered accounting firm for IICO, the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by IICO) or any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Fund for all services and by IICO for non-audit services if the engagement relates directly to the operations or financial reporting of the Fund during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

No services performed by Deloitte & Touche in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years ended September 30, 2018 or 2019 were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

The aggregate non-audit fees billed for services rendered by Deloitte & Touche to the Fund for the fiscal years ended September 30, 2018 and 2019 were $4,455 and $4,590, respectively. The aggregate non-audit fees billed for services rendered by Deloitte & Touche to IICO (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund for the fiscal years ended September 30, 2018 and 2019 were $116,700 and $43,050, respectively.

Control Persons and Principal Holders of Securities

To the best of the Fund’s knowledge, as of the record date, based upon the Fund’s review of filings of Schedule 13D and Schedule 13G filed in respect of the Fund’s shares, the below persons or groups have reported beneficial ownership of more than 5% of the Fund’s outstanding shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
[First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187]	[2,905,032 shares	*]	[17.53%]

*	First Trust Portfolios L.P., First Trust Advisors L.P, and The Charger Corporation have shared dispositive power with respect to the shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on August 31, 2020

The Proxy Materials are available to you on the Internet at [www.eproxyaccess.com/ivy2020]. The Proxy Materials will be available on the Internet through the day of the Annual Meeting.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report, which have previously been mailed to shareholders, upon request, by writing Ivy Client Services at P.O. Box 219722, Kansas City, Missouri 64121-9722 Attn: Investor Services & Support, by calling toll free 1-888-923-3355 or on the Internet at www.ivyinvestments.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, IICO, the Fund’s investment adviser, affiliated persons of IICO, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. To the Fund’s knowledge, all required Section 16 filings were timely and correctly made by reporting persons during the Fund’s most recently completed fiscal year.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s annual meeting of shareholders in 2021 is March 8, 2021. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received by the Fund’s Secretary at the address indicated on the first page of this Proxy Statement no later than May 22, 2021. Any such proposal received after such date will be considered untimely and will be excluded from consideration at the next annual meeting. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules, and/or requirements in the Fund’s Declaration and Bylaws, must be complied with before consideration of the proposal is required.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their discretion on such matters.

Adjournment

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. Under the Fund’s Bylaws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shareholders present in person or by proxy at the Annual Meeting, or by the chairman of the meeting.

By order of the Board,

Jennifer K. Dulski

Secretary

July 6, 2020

APPENDIX A

Audit Committee Report

Ivy High Income Opportunities Fund (the “Fund”)

The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. The role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the work of the Fund’s independent registered public accounting firm. The Fund’s Audit Committee is responsible for, among other things, recommending the initial and ongoing engagement of the Fund’s independent registered public accounting firm and reviewing with the independent registered public accounting firm the scope and results of the Fund’s annual audit. Fund management is responsible for establishing and maintaining systems for accounting, reporting and internal controls. The Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on November 7 and November 12, 2019 to review the Fund’s audited financial statements for the fiscal year ended September 30, 2019. In performing this oversight function, the Audit Committee reviewed and discussed the audited financial statements with the Fund’s management and independent registered public accounting firm, Deloitte and Touche LLP (“Deloitte”), and discussed the audit of such financial statements with Deloitte. The Audit Committee discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance, AU Section 380), which supersedes SAS No. 61 (Communications with Audit Committees) and received the written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Deloitte its independence.

The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes notwithstanding that one or more members may be designated an “audit committee financial expert.” Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Deloitte. Each member of the Audit Committee is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended, and has been determined to meet the independence requirements of NYSE.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2019.

The members of the Audit Committee are:

James M. Concannon

H. Jeffrey Dobbs

James D. Gressett

Edward M. Tighe

November 12, 2019

APPENDIX B

Opposition Statement from 2019 Meeting

After careful and thoughtful consideration, the Board, including the Independent Trustees who constitute a majority of the Fund’s Board, has unanimously determined that the Shareholder Proposal is not in the best interests of the Fund or its shareholders. Rather, the Board believes that its classified structure helps protect the Fund and its shareholders from undue influence by closed-end fund activists. Accordingly, the Board recommends that you vote “AGAINST” Proposal 2.

The Board’s Classified Structure Protects the Fund’s Shareholders

Your Board is comprised of highly qualified individuals who are committed to the Fund’s long-term ability to achieve its investment objective. The Board believes that the classified board structure continues to provide the Fund and its shareholders with important benefits, including strengthening the independence of the Board and providing stability and continuity of management.

Absent the classified Board, however, an activist shareholder (or group of shareholders) could gain control of the Fund by acquiring or obtaining enough shares to replace the entire Board with its own nominees at a single annual meeting. This could result in radical changes to the way the Fund is operated—even changes to the closed-end structure that attracted shareholders to the Fund in the first place.

Advantages of the Classified Board

The Classified Board Enhances the Independence of the Independent Trustees. Electing Trustees, including particularly the Fund’s Independent Trustees, to three-year terms enhances the independence of the Independent Trustees by providing them with a longer term of office. This longer term provides additional independence from management and from closed-end fund activists whose agendas may be contrary to the long-term interests of the Fund’s other shareholders. As a result, Independent Trustees with longer terms are able to make decisions that are in the best interest of all of the Fund’s shareholders. The classified board prevents a complete turnover of the Board, and a corresponding radical change in direction, in any one year.

The Classified Board Promotes Stability and Continuity. The Board has from inception been divided into three classes that serve staggered three-year terms. The Board is structured this way to provide stability, continuity, and independence, all of which enhance long-term planning. It also ensures that there are experienced Trustees serving on the Board who are familiar with the Fund, its operations and its investment strategy. A classified Board helps attract and retain Trustees who are willing to make long-term commitments of their time and energy. A classified board structure therefore provides the Fund with protection from activist shareholders with narrower interests that are not shared by the Fund’s other long-term investors.

The Classified Board Promotes Accountability to Shareholders. The Fund’s Board does not agree with the assertion that the classified board structure minimizes a Trustee’s accountability to the Fund’s shareholders. Trustees elected to three-year terms are just as accountable to shareholders as trustees elected annually, since all Trustees are required to uphold their fiduciary duties to the Fund and its shareholders regardless of their term. The Board has implemented measures to ensure accountability of the Trustees by providing for annual evaluations of Trustee independence and an annual self-assessment of the Board’s performance. The Board reviews matters relating to the Fund, including performance and trading discounts, on an ongoing basis and seeks to balance the interests of all shareholders of the Fund. The Fund’s shareholders already have a variety of tools at their disposal to ensure that Trustees who are elected to the Board are accountable to them, including withholding votes from Trustees who are standing for election, or corresponding with the Trustees to express shareholder concerns. Shareholders have successfully used these accountability tools at many public companies, including closed-end investment companies like the Fund.

The Classified Board Structure is Recognized under the Investment Company Act. The Investment Company Act, which regulates the Fund’s activities and the composition of the Board, explicitly recognizes that classified boards facilitate the purposes of the Act1 — that investment companies should be managed and invest their assets in the interests of all shareholders, not just the narrower interests of activist investors at the expense of other long-term shareholders who acquired their shares as part of a long-term investment strategy.

Your Board is Effectively Managing the Fund

The Fund Has Had Very Competitive Performance. Your Board actively oversees and monitors the Fund’s performance. In recent years, the Fund has had very competitive performance, both on an absolute basis and also relative to its Benchmark Index. As shown in the table below, through April 30, 2019, your Fund has surpassed its Benchmark Index for year-to-date, 1-year, 3- year, and 5-year performance measured at net asset value (“NAV”). In addition, your Fund has outperformed its Benchmark Index at market price for the year-to-date and 3-year periods.

TOTAL RETURNS† BASED ON NET ASSET VALUE (through April 30, 2019)

Name	YTD	1 Year	3 Year	5 Year
Fund	13.11%	7.50%	12.21%	5.65%
Benchmark Index*	8.90%	6.71%	7.77%	4.84%

TOTAL RETURNS† BASED ON MARKET PRICE (through April 30, 2019)

Name	YTD	1 Year	3 Year	5 Year
Fund	16.35%	5.79%	11.69%	4.67%
Benchmark Index*	8.90%	6.71%	7.77%	4.84%

†	Returns for periods of less than 1 year are not annualized.
*

The Fund’s benchmark index is ICE BofAML US High Yield Index. The ICE BofAML U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. It is not possible to invest directly in an index.

Past performance is not indicative of future results.

The Board Has Taken Actions to Address the Discount. Your Board has been proactive in monitoring the level of the Fund’s discount and in taking steps to narrow the difference between the market price of the Fund’s shares and their net asset value. The Trustees approved a share repurchase program that allows the Fund to repurchase its shares in the open market. The Fund repurchases shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value. To date, the Fund has repurchased 876,388 shares.

Institutional Proxy Service Guidelines

The Board believes that the dynamics of closed-end funds are very different from those of operating companies in relation to classified boards, and this important difference needs to be taken into account in voting on the Shareholder Proposal. The Board believes that the institutional proxy service guidelines typically applied to classified board structures of operating companies should not apply to closed-end funds, which are more vulnerable to activist shareholders because of their relatively smaller capitalization as compared to exchange-listed operating companies.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the Board’s actions with regard to the Fund and the reasons for the Board’s opposition to this Shareholder Proposal. Investment advisers who have discretion to vote shares of the Fund held by their clients should independently assess the Board’s specific rationale for opposing this Shareholder Proposal when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

THE FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2.

[1]	1940 Act § 16(a).

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [www.proxy-direct.com] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [1-800-337-3503] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE BY ATTENDING THE SHAREHOLDER MEETING via audio teleconference

Please detach at perforation before mailing.

PROXY	IVY HIGH INCOME OPPORTUNITIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2020

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of Ivy High Income Opportunities Fund (the “Fund”) hereby appoints Jennifer K. Dulski and Philip A. Shipp, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on June 29, 2020, at the Annual Meeting of Shareholders of the Fund to be held online via audio teleconference, on Monday, August 31, 2020, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD, FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

VOTE VIA THE INTERNET: [www.proxy-direct.com] VOTE VIA THE TELEPHONE: [1-800-337-3503]

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

[IVH_29976_061818]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Shareholder Meeting to Be Held on August 31, 2020.

The Proxy Statement and Proxy Card for this meeting are available at:

[                    ]

IF YOU VOTE BY TELEPHONE OR INTERNET,

PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

◾	Proposal

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE FOR ALL THE FOLLOWING NOMINEES IN PROPOSAL 1.

1.	Election of Trustees:						FOR	WITHHOLD	FOR ALL
							ALL	ALL	EXCEPT
	01.	James D. Gressett	02.	Joseph Harroz, Jr.	03.	Glendon E. Johnson, Jr.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

2.	To vote on a proposal to amend the Fund’s Amended and Restated Declaration of Trust to declassify the Fund’s Board of Trustees.	FOR	AGAINST	ABSTAIN

		☐	☐	☐

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

◾	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

  Note:Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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◾	xxxxxxxxxxxxxx IVH [29976] M xxxxxxxx	+